Summary Of Estimated Fair Value Of Available-For-Sale Debt Investments (Detail) ¥ in Millions, $ in Millions	Dec. 31, 2019 CNY (¥)	Dec. 31, 2019 USD ($)	Dec. 31, 2018 CNY (¥)
Investments, Debt and Equity Securities [Abstract]
Due in 1 year	¥ 505	$ 73
Due in 1 year through 5 years	10	1
Due in 5 year through 10 years	1,486	213
Not due at a single maturity date	1,969	283	¥ 1,167
Total	¥ 3,970	$ 570	¥ 1,167